Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MULTI-LINK TELECOMMUNICATIONS, INC. (the "Company") on Form 10-QSB for the quarter ending December 31, 2005, (the "Report"), I, Kevin R. Keating, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


Date:  February 10, 2006

                                           /s/ Kevin R. Keating
                                           --------------------
                                           Chief Executive Officer
                                           and Chief Financial Officer






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